                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 6, 2003


                          MARVELL TECHNOLOGY GROUP LTD.
             (Exact name of registrant as specified in its charter)

            BERMUDA                                0-30877                           77-0481679
(State or other jurisdiction of           (Commission File Number)                (I.R.S. employer
incorporation or organization)                                                  identification number)

                                    4TH FLOOR
                                  WINDSOR PLACE
                                 22 QUEEN STREET
                                P.O. BOX HM 1179
                                 HAMILTON HM EX
                                     BERMUDA
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 296-6395


                                       N/A
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

                  On February 6, 2003, the Registrant issued a press release announcing its signing of a definitive agreement to acquire RADLAN Computer Communications Ltd. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the February 6, 2003 press release.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit                                    Description
-------                                    -----------

99.1                                       Press Release dated February 6, 2003.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6,  2003                 MARVELL TECHNOLOGY GROUP LTD.



                                        By: /s/ George A. Hervey
                                        Name:   George A. Hervey
                                        Its:    Vice President of Finance and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit 99.1                              Press Release issued February 6, 2003.


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